Exhibit 99.1

                      CERTIFICATION OF PERIODIC REPORT
                      --------------------------------

      Charles W. Smith, Chairman and Chief Executive Officer, and William
G. Pike, Executive Vice President and Chief Financial Officer, of Granite State Bankshares, Inc. (the "Company"), each hereby certifies, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of his knowledge:

      (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ Charles W. Smith
                                       ______________________________
Dated:   November 13, 2002             By:  Charles W. Smith
                                            Chairman and
                                            Chief Executive Officer


                                       /s/ William G. Pike
                                       ______________________________
Dated:   November 13, 2002             By:  William G. Pike
                                            Executive Vice President and
                                            Chief Financial Officer